Exhibit 99.01
William Blair & Company 26th Annual Growth Stock Conference June 29, 2006 Richard Slager Chairman and Chief Executive Officer Henry Hirvela Chief Financial Officer

SAFE HARBOR STATEMENT Forward-Looking Statements Some of the statements contained in or used during this presentation, including those relating to the Company's strategy and other statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects", "anticipates," "intends," "plans," "believes," "estimates," "goal" and similar expressions, are forward-looking statements. These statements are not historical facts but instead represent only the Company's expectations, estimates and projections regarding future events. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict including the possible reduction in amounts paid to the Company by the Medicare and Medicaid programs, changes in healthcare regulation and payment methods, the Company's ability to close and effectively integrate the operations of acquired hospices, the Company's ability to develop new hospice locations in new markets or markets that it currently serves, the Company's ability to attract and retain key personnel and skilled employees, and its dependence on third party patient referrals. The Company's actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements, and accordingly, prospective investors are cautioned not to place undue reliance on such statements.

HOSPICE INDUSTRY End-of-life care, primarily delivered at home Industry Revenues: $10 billion (2006 estimate) Hospice Utilization: 45% of eligible patients Forecast Growth: 9% p.a. until 2015 Revenues: 90%+ from Medicare and Medicaid Top 3 Service Providers - less than 10% market share

MEDICARE HOSPICE SPENDING Source: CMS, Office of the Actuary (2004 Estimated and 2005 Projected) CAGR = 24% ($ in billions)

"IT'S TIME TO EXECUTE" VistaCare is focused on: Providing the highest level of patient care Increasing operational efficiencies Lowering SG&A costs Improving financial performance

MISSION STATEMENT "The passionate pursuit of excellence in nurturing the physical, spiritual and emotional well-being of our patients and their families, while being responsible stewards of our human and financial resources."

CURRENT PROGRAM SITES * At March 31, 2006 14 states 57 program sites 4 IPU's 5,201 patients* Home Office Program sites IPU's ?

HISTORICAL AVERAGE DAILY CENSUS AND ADMISSION TRENDS Annual FY 2006 FY 2006 Q1 2006 Q2 2006 Admits 4,129 4,435 ADC 5,313 5,091 Annual 2002 2003 2004 2005 Admits 12,745 15,680 11,545 17,574 ADC 3,364 4,705 5,225 5,376

RECENT PERFORMANCE Average Daily Census Back on the rise Average Length of Stay Remaining stable (110-118 Days) Admissions Increased in Q2 vs Q1 FY2006 Recent Performance Year-over-year Medicare Cap exposure is trending lower Indianapolis and Terre Haute programs back up and operating

PATIENT CARE INITIATIVES Hired VP Patient Care and Chief Medical Officer Raising the Bar on Quality: Deyta Quality Measurement Tools The VistaCare Promises Decentralizing Patient Care Management to improve performance

RAISING THE BAR ON QUALITY Renewed focus on patient care quality Deyta Quality Measurement Tools Patient Care Management System RFP released for new PCM IT system Strengthening clinical and patient care management resources in the field

VISTACARE PROMISES The Goal: Address the needs of patients, families, employees, referral sources and volunteers Sustain consistently high quality care standards Differentiate VistaCare from other hospices Implementation in Q1 FY2007

DECENTRALIZING PATIENT CARE MANAGEMENT TO IMPROVE PERFORMANCE Past Present 2 Regional General Managers 4 Regional General Managers 0 Area Vice Presidents 8 Area Vice Presidents Generalist Field Staff - 20 Patient Care Specialist - 35 Corporate Staff - 180 Corporate Staff - 165 (1) (1) Target in Q4 FY 2006

FOCUS ON OPERATIONAL EFFICIENCIES Revised Patient Care Staffing Model Improving Referrals to Admissions Ratio Benefit from a higher ALOS Patient Care Management System will help identify operational efficiencies FY 2007 Budget will target reducing Patient Care Expense as a % of revenues

REFERRALS TO ADMISSIONS RATIO 66% 66% (1) Change over to CareNation (2) Nine months 66% N/A 66% Annual FY 2006 (2) (1)

VISTACARE STAFFING MODEL Standardize patient care staffing levels and expense Recommended patient care staffing to fulfill VistaCare Promises Promotes patient care staffing efficiency Supports delivery of high quality patient care

BENEFITS OF A HIGHER ALOS Patients and families realize the full benefits of hospice services Interdisciplinary services enhance patient and family satisfaction Enhanced satisfaction increases referral potential Patient care cost efficiencies

SG&A EXPENSE REDUCTION INITIATIVE Objective is to bring SG&A expense in line with near- term revenues Efficiently support future growth without substantially increasing SG&A expense Corporate office expense reductions $1.0+ million during the last 4 months of 2006 SG&A headcount reduction Target 2007 SG&A as of % of Revenues = low 30% Long Term SG&A below 30% of Revenues

LONG TERM SG&A EXPENSE MANAGEMENT Maintain SG&A expense < 30% of revenues IT Enhancements Oracle Financial and HR systems improvements New Patient Care Management system Accounting Process Initiatives Cost Accounting focus Efficiency improvements Leverage SG&A infrastructure to support operations

FINANCIAL HIGHLIGHTS Q2 FY 2006 Results Majority of the loss associated with Indiana situation Increased admissions from Q1 FY 2006 Sustained improvement in Medicare Cap expense from Q1 FY 2006 Strong Balance Sheet Cash and Short-Term Investments = $41.1 million Accrued Medicare Cap liability at 3/31/06 = $14.3 million Focus for the rest of FY 2006 Bring SG&A expense into line with near-term revenues Improve revenue growth

CONDENSED INCOME STATEMENT ($ in millions except ADC & EPS)

BALANCE SHEET INFORMATION ($ in millions)

CONDENSED CASH FLOW ($ in millions)

FINANCIAL INITIATIVES FOR FY 2006 Expand Accounting support to the field to help drive efficiencies and lower operating expenses Reorganize and streamline Finance and IT to improve efficiency, reduce and better control SG&A expense and support future growth Guidance - we'll revisit for FY 2007 Near-term Financial Goals: Revenue growth Operating income growth

POSITIONED FOR FUTURE GROWTH Managed through the challenges Recruited strong senior and operating managers Building an organization that is prepared for future growth Strong balance sheet and cash position It comes down to operational execution

Purpose Passion Excellence